UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2025

SEAPORT ENTERTAINMENT GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-42113	99-0947924
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

199 Water Street, 28th Floor	10038
New York, NY	(Zip code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 732-8257

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	SEG	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2025, the Compensation Committee (the “Committee”) of the Board of Directors of Seaport Entertainment Group Inc. (the “Company”), in its capacity as administrator of the Company’s 2024 Equity Incentive Plan, granted performance-vesting restricted stock units, or “Performance RSUs,” pursuant to an award agreement approved by the Committee (the “PSU Agreement”). The number of Performance RSUs that may be earned will be determined at the end of a three-year performance period beginning on January 1, 2025 and ending on December 31, 2027 based on achievement of certain pre-established performance goals. Fifty percent of each award of Performance RSUs will vest based on the Company’s three-year annualized total shareholder return over the performance period relative to the Russell 2000 Index, and fifty percent of each award of Performance RSUs will vest based on the Company’s asset-level EBITDA for calendar year 2027, with a potential multiplier of 150% for the EBITDA portion of the award based on the Company’s 2027 Non-GAAP adjusted net income. To the extent earned based on achievement of the performance goals, the Performance RSUs are eligible to vest on March 7, 2028, subject to the holder’s continued employment through such date (subject to accelerated vesting in the case of certain qualifying terminations of employment or change in control). Any earned Performance RSUs that vest will be settled in shares of common stock, $0.01 par value per share, of the Company.

The target number of Performance RSUs granted to certain of the Company’s named executive officers is as follows: Matthew Partridge – 20,482; and Lucy Fato – 4,824. The actual number of each such officer’s Performance RSUs that can become earned and vested will range from 0% to 200% of the target number of Performance RSUs granted.

The foregoing description of the Performance RSUs is qualified in its entirety by reference to the full text of the PSU Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Performance Vesting Restricted Stock Unit Agreement under the Seaport Entertainment Group Inc. 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2025	SEAPORT ENTERTAINMENT GROUP INC.

	By:	/s/ Lucy Fato
	Name:	Lucy Fato
	Title:	EVP, General Counsel & Corporate Secretary